ZEO STRATEGIC INCOME FUND

CLASS I SHARES:  ZEOIX

A series of Northern Lights Fund Trust

Supplement dated October 4, 2013

to the Prospectus dated August 28, 2013

Effective October 31, 2013, the following replaces the information in the sections titled “Portfolio Manager” and “Purchase and Sale of Fund Shares” on page 5 of the Prospectus:

Purchase and Sale of Fund Shares:  The minimum initial investment in Class I shares is $5,000 for all account types except for IRAs where the minimum initial investment is $1,500 and the minimum subsequent investment for all accounts is $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

The following is included in the section titled “Portfolio Manager” on page 11 of the Prospectus:

Portfolio Managers

Venkatesh Reddy, Lead Portfolio Manager.  Mr. Reddy has over fifteen years of experience managing credit and credit-related investment portfolios.  Mr. Reddy has been the Portfolio Manager of the adviser since founding it in January 2009.  From November 2007 to January 2009, Mr. Reddy served as an investment manager and technologist for Pine River Capital Management, LP, specializing in event-driven situations, convertible instruments and options, and designing and building portfolio risk management infrastructure.  Additionally, from February 2002 to November 2007, Mr. Reddy served as a portfolio manager and co-founder of Laurel Ridge Asset Management, LP, a $400 million multi-strategy hedge fund, where he managed the credit, distressed and event-driven portfolios.  In that role, Mr. Reddy specialized in bankruptcy law, asset valuation and opportunities at the intersection of quantitative and fundamental analysis.  In addition to his portfolio and investment committee responsibilities, he managed both the credit and technology teams and built the infrastructure underlying the fund’s scalable risk and analysis systems.  Previously, Mr. Reddy was head of delta-one trading and structured derivative products within Bank of America’s Equity Financial Products group ("EFP").  As one of the first traders hired, he was integrally involved in growing EFP from a startup operation to a business employing 215 people with annual revenues of over $700 million.  Mr. Reddy holds a B.A. degree in Computer Science with Honors from Harvard University.

Bradford Cook, Portfolio Manager. Mr. Cook joined Zeo Capital Advisors in 2012.  He is a Portfolio Manager and Director of Credit Research. Prior to joining Zeo, Mr. Cook was head of convertible strategies at Sterne Agee Group, Inc. from November 2010 to March 2012 and head of credit research in the convertible bond group at Thomas Weisel Partners LLC from July 2006 to June 2008. In both roles, Mr. Cook focused on fundamental investments in corporate debt with an emphasis on company value and capital structure. Previously, he was the senior credit analyst at Descartes Capital LLC, a $300 million hedge fund focused on high yield and convertible debt, and a high yield analyst for Oaktree Capital Management Ltd., a top-tier European high yield bond and mezzanine fund based in London. Mr. Cook began his career with PricewaterhouseCoopers as a Canadian Chartered Accountant in Vancouver with a focus on audit and bankruptcy before joining their London-based corporate finance group. Mr. Cook earned a B.Com. from the University of Calgary.

The following is included in the section titled “Minimum and Additional Investment Amounts” on page 13 of the Prospectus:

The minimum initial investment in Class I shares is $5,000 for all account types except for IRAs where the minimum initial investment is $1,500 and the minimum subsequent investment for all accounts is $1,000. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund. The Fund reserves the right to waive any investment minimum requirement from time to time at its sole discretion.

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You should read this Supplement in conjunction with the Prospectus dated August 28, 2013 which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-ZEO-FUND.

Please retain this Supplement for future reference.